SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2001


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Connecticut                    001-13211                06-1289928
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                639 Research Parkway, Meriden, Connecticut 06450
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               (Address of principal executive offices) (Zip Code)


                                 (203) 630-1942
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                Registrant's telephone number including area code


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          (Former name or former address, if changed since last report.)

Item  5.    Other Events.

      On July 24, 2000, Information Management Associates, Inc. a Connecticut corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Connecticut (the "Bankruptcy Court").

      Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report for Information Management Associates, Inc. for the month ended April 30, 2001 is filed as
Exhibit 99.1 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            Exhibit No.                  Description
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                99.1                     Unconsolidated, Unaudited
                                         Monthly Operating Report for
                                         the month ended April 30, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 2, 2001                         INFORMATION MANAGEMENT ASSOCIATES,
                                            INC.



                                            By:   /s/ Michael P. McGroarty
                                                  ------------------------
                                                  Name:  Michael P. McGroarty
                                                  Title: Chief Operating Officer
                                                         and General Counsel

                                    Exhibit Index
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          Exhibit No.                                 Exhibit
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              99.1 Unconsolidated, Unaudited Monthly Operating Report for the month ended April 30, 2001.

                                                                    Exhibit 99.1
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